DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2025
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS

11.	DISCONTINUED OPERATIONS

The income from discontinued operations presented in the consolidated statement of operations for the year ended December 31, 2025 represents obligations which were reported as net liabilities from discontinued operations on the consolidated balance sheet as of December 31, 2024, related to the sale of Platinum Tax, a business previously owned by the Company, which was sold in November 2023, that have been subsequently determined no longer due and payable, due to the final resolution and dismissal of liabilities and legal claim, and therefore have been released. In accordance with ASC 205-20, this adjustment has been reflected within income (loss) from discontinued operations in the accompanying consolidated statements of operations for the year ended December 31, 2025. The adjustment did not impact income from continuing operations.

The $111,312 loss from discontinued operations presented in the consolidated statement of operations for the year ended December 31, 2024 is a part of the execution of a settlement reached in July 2022 with six previous owners of Red Rock, an entity that was discontinued by the Company in May 2019. As a result, the Company recognized the fair value for the issuance of 12,370 shares at $9 per share on the closing market price of February 4 through February 6, 2024, and recorded share loss from discontinued operations of $111,312 in the consolidated statement of operations.

	December 31,
Net liabilities of discontinued operations	2025	2024
Accounts payable and accrued expenses	$–	$238,285
Net liabilities of discontinued operations	$–	$(238,285)

	Year Ended December 31,
Gain (Loss) from discontinued operations	2025	2024
Gain (loss) on settlement	$238,285	$(111,312)
Gain (loss) from discontinued operations	$238,285	$(111,312)